UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 15, 2011

Spherix Incorporated

(Exact name of registrant as specified in its charter)

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Delaware	0-5576	52-0849320

(Address of principal executive offices) 6430 Rockledge Drive, Suite 503, Bethesda, Maryland		(Zip Code) 20817

Registrant’s telephone number, including area code  301-897-2540

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the holders of the common stock (the “Common Stock”) of Spherix Incorporated (the “Company”) for a vote at the Annual Stockholders’ Meeting held on November 15, 2011.

1.               Election of six (6) Directors.

2.               To approve an amendment to the Company’s Certificate of Incorporation, as amended, to increase the authorized number of shares of Common Stock.

3.               Authorization to issue securities in one or more non-public offerings in accordance with NASDAQ Marketplace Rule 5635.

4.               Extension of the 1997 Stock Option Plan.

5.               Ratification of the appointment of the independent accountants.

6.               Authorization to adjourn the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals.

The results of such votes were as follows:

1.               The six (6) incumbent directors were re-elected.  The following votes were cast in the election of six (6) directors:

	Number of Votes	Number of Votes
Name of Nominee	Voted For	Withheld

Douglas T. Brown	368,696	52,508
Claire L. Kruger	368,796	52,408
Robert A. Lodder, Jr.	368,796	52,408
Aris Melissaratos	368,796	52,408
Thomas B. Peter	369,046	52,158
Robert J. Vander Zanden	368,796	52,408

2.               To approve an amendment to the Company’s Certificate of Incorporation, as amended, to increase the authorized number of shares of Common Stock.

Number of Votes	Number of Votes	Number of Votes	Number of Broker
Voted For	Voted Against	Abstaining	Non-Votes

1,400,545	474,912	47,440	0

3.               Authorization to issue securities in one or more non-public offerings in accordance with NASDAQ Marketplace Rule 5635.

Number of Votes	Number of Votes	Number of Votes	Number of Broker
Voted For	Voted Against	Abstaining	Non-Votes

289,858	116,856	14,490	1,501,696

4.               Extension of the 1997 Stock Option Plan.

Number of Votes	Number of Votes	Number of Votes	Number of Broker
Voted For	Voted Against	Abstaining	Non-Votes

317,999	100,213	2,992	1,501,696

5.               Ratification of the appointment of the independent accountants.

Number of Votes	Number of Votes	Number of Votes	Number of Broker
Voted For	Voted Against	Abstaining	Non-Votes

1,727,069	106,255	89,575	0

6.               Authorization to adjourn the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals.

Number of Votes	Number of Votes	Number of Votes	Number of Broker
Voted For	Voted Against	Abstaining	Non-Votes

1,491,354	290,488	141,057	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spherix Incorporated
(Registrant)

By:

/s/ Claire L. Kruger
Claire L. Kruger
CEO and COO

Date:	November 16, 2011